                           PROSPECTUS DATED MAY 1, 2003

                       REVOLUTION EXTRA II VARIABLE ANNUITY

        deferred combination fixed and variable annuity contract issued by
               JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

     The contract enables you to earn fixed rates of interest under our fixed investment option and investment-based returns in the following variable investment options:

------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:         UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Equity Index. . . . . . . . . . .   SSgA Funds Management, Inc.
  Large Cap Value . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Value CORE /SM/ . . . .   Goldman Sachs Asset Management, L.P.
  Large Cap Growth. . . . . . . . .   Independence Investment LLC
  Large Cap Aggressive Growth . . .   Janus Capital Management, LLC
  Earnings Growth . . . . . . . . .   Fidelity Management & Research Company
  Growth & Income . . . . . . . . .   Independence Investment LLC and Putnam
                                       Investment Management, LLC
  Fundamental Value . . . . . . . .   Wellington Management Company, LLP
  Fundamental Growth. . . . . . . .   Putnam Investment Management, LLC
  Mid Cap Value . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Small/Mid Cap CORE /SM/ . . . . .   Goldman Sachs Asset Management, L.P.
  Small/Mid Cap Growth. . . . . . .   Wellington Management Company, LLP
  Small Cap Value . . . . . . . . .   T. Rowe Price Associates, Inc. and Wellington
                                       Management Company, LLP
  Small Cap Growth. . . . . . . . .   John Hancock Advisers, LLC
  Small Cap Emerging Growth . . . .   Wellington Management Company, LLP
  AIM V.I. Premier Equity . . . . .   A I M Advisors, Inc.
  AIM V.I. Capital Development. . .   A I M Advisors, Inc.
  Fidelity VIP Contrafund/(R)/. . .   Fidelity Management & Research Company
  MFS Investors Growth Stock. . . .   MFS Investment Management/(R)/
  MFS Research. . . . . . . . . . .   MFS Investment Management/(R)/
  International Equity Index. . . .   Independence Investment LLC
  International Opportunities . . .   T. Rowe Price International, Inc.
  Overseas Equity . . . . . . . . .   Capital Guardian Trust Company
  Fidelity VIP Overseas . . . . . .   Fidelity Management & Research Company
  Emerging Markets Equity . . . . .   Van Kampen (a registered trade name of Morgan
                                       Stanley Investment Management Inc.)
  Janus Aspen Worldwide Growth. . .   Janus Capital Management, LLC
  Real Estate Equity. . . . . . . .   RREEF America LLC and Van Kampen (a registered trade
                                       name of Morgan Stanley Investment Management  Inc.)
  Health Sciences . . . . . . . . .   Wellington Management Company, LLP
  Financial Industries. . . . . . .   John Hancock Advisers, LLC
  Janus Aspen Global Technology . .   Janus Capital Management, LLC

 BALANCED OPTIONS:
  Managed . . . . . . . . . . . . .   Independence Investment LLC and Capital
                                       Guardian Trust Company

 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond . . . . . . . . .   Independence Investment LLC
  Bond Index. . . . . . . . . . . .   Standish Mellon Asset Management Company LLC
  Active Bond . . . . . . . . . . .   John Hancock Advisers, LLC
  Total Return Bond . . . . . . . .   Pacific Investment Management Company LLC
  High Yield Bond . . . . . . . . .   Wellington Management Company, LLP
  Global Bond . . . . . . . . . . .   Capital Guardian Trust Company
  Money Market. . . . . . . . . . .   Wellington Management Company, LLP

------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (Initial Class) (together, the "Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series."

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  For amounts you don't wish to invest in a variable investment option, you can allocate to our fixed investment option that we make available to you through our general account. Currently, you can allocate amounts to the "guaranteed interest account" where they earn interest at a fixed rate, declared by us, subject to a minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the federal securities laws.

The Revolution Extra Variable Annuity II contract provides an Extra Credit feature that is described on page 12. Because of this feature, the withdrawal charge applicable to certain withdrawals of contract value may be higher than those imposed under contracts without an "extra credit" or "bonus" feature. The amount of the Extra Credit that we add to your contract may be more than offset by the withdrawal charge that is described on page 18 if you prematurely "surrender" or otherwise withdraw money in excess of the Free Withdrawal Amounts (see page 18) while this charge is in effect.

                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                                  MAIL DELIVERY
                                  -------------
                                   P.O. Box 772
                                 Boston, MA 02117

                                OVERNIGHT DELIVERY
                                ------------------
                      John Hancock Annuity Image Operations
                         27 Dry Dock Avenue, Second floor
                              South Boston, MA 02110

                              PHONE: 1-800-824-0335

                               FAX:  1-617-572-1571

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

************************************************************************

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                IMPORTANT NOTICES

his is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the current Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 41.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.


                             GUIDE TO THIS PROSPECTUS

  We have arranged the prospectus in the following way:

.. The first section contains an "INDEX OF KEY WORDS."

.. Behind the index are the "FEE TABLES." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a Revolution Extra II contract.

.. The next section is called "BASIC INFORMATION." It contains basic information about the contracts presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

.. Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contracts. It generally does not repeat information contained in the Basic Information.

.. Behind the Additional Information are Appendices that contain examples of withdrawal charge calculations.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                                PAGE

  Accumulation units....................................    27
  Annuitant.............................................    10
  Annuity payments......................................    13
  Annuity period........................................    13
  Business day..........................................    11
  Contract year.........................................    11
  Date of issue.........................................    11
  Date of maturity......................................    28
  Extra credits.........................................    12
  Fixed investment option ..............................    13
  Free withdrawal amounts...............................    18
  Funds.................................................     2
  Guaranteed interest account...........................    13
  Investment options....................................    14
  Premium payments......................................    11
  Surrender ............................................    19
  Surrender value.......................................    19
  Total value of your contract..........................    12
  Variable investment options........................... cover
  Withdrawal charge.....................................    18
  Withdrawal............................................    18

                                   FEE TABLES


  THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A REVOLUTION EXTRA II CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

-------------------------------------------------------------------------------
       Contractowner Transaction Expenses              Revolution Extra II
-------------------------------------------------------------------------------
 Maximum Withdrawal Charge (as % of amount          8 % for the first 3 years
 withdrawn or surrendered)/1/                        7 % for the fourth year
                                                     6 % for the fifth year
                                                     5 % for the sixth year
                                                    4 % for the seventh year
                                                     2% for the eighth year
                                                         0 % thereafter
-------------------------------------------------------------------------------
 Maximum transfer charge/2/                                    $25
-------------------------------------------------------------------------------

   /1/ This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

   /2/ This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

  THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                                       Revolution Extra II
-------------------------------------------------------------------------------
 Maximum Annual Contract Fee/3/                                $50
-------------------------------------------------------------------------------
 Current Annual Contract Fee/4/                                $30
-------------------------------------------------------------------------------
 Separate Account Annual Expenses (as a
 percentage of average account value)/5/                      1.60%
-------------------------------------------------------------------------------
 Optional Benefit Rider Charges/6/:
-------------------------------------------------------------------------------
 Highest Anniversary Value Death Benefit Rider      0.25% of your contract's
                                                           total value
-------------------------------------------------------------------------------
 Earnings Enhancement ("Beneficiary Tax Relief")    0.25% of your contract's
 Death Benefit Rider                                       total value
-------------------------------------------------------------------------------
 Accumulated Value Enhancement ("CARESolutions
 Plus") Rider/7/                                  0.35% of your initial premium
                                                             payment
-------------------------------------------------------------------------------
 Guaranteed Retirement Income Benefit Rider         0.45% of your contract's
                                                           total value
-------------------------------------------------------------------------------

   /3/ This charge is not currently imposed, and would only apply to contracts of less than $50,000.

   /4/ This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

   /5/ This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

   /6/ Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12/th/ of the annual charge shown in the table.

   /7/ We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A REVOLUTION EXTRA II CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUNDS' PROSPECTUSES.

         Total Annual Fund Operating Expenses                 Minimum                  Maximum
--------------------------------------------------------------------------------------------------------
 Range of expenses that are deducted from fund assets,          0.23%                    3.45%
 including management fees, distribution and/ or
 service (12b-1) fees, and other expenses
--------------------------------------------------------------------------------------------------------
 Range of expenses after taking account of certain              0.23%                    1.60%*
 reimbursements or waivers of expenses and fees
--------------------------------------------------------------------------------------------------------

 * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by the John Hancock Variable Series Trust I. The following table lists the JHVST funds available under your contract that are subject to these agreements. See the prospectuses for the Series Funds for other information on reimbursement or waiver arrangements affecting the funds.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

                                                                                  TOTAL FUND                     TOTAL FUND
                                                DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                   INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                   MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                              FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . . . .     0.13%           N/A             0.10%            0.23 %        0.00%           0.23%
------------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . . . .     0.75%           N/A             0.08%            0.83 %        0.00%           0.83%
------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE /SM/  . . .     0.74%           N/A             0.23%            0.97 %        0.13%           0.84%
------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . . . .     0.79%           N/A             0.08%            0.87 %        0.00%           0.87%
------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth. . .     0.87%           N/A             0.11%            0.98 %        0.01%           0.97%
------------------------------------------------------------------------------------------------------------------------------
Earnings Growth* . . . . . . . .     0.95%           N/A             0.09%            1.04 %        0.00%           1.04%
------------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . . .     0.67%           N/A             0.08%            0.75 %        0.00%           0.75%
------------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . . . .     0.77%           N/A             0.08%            0.85 %        0.00%           0.85%
------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth . . . . . . .     0.90%           N/A             0.26%            1.16 %        0.16%           1.00%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value. . . . . . . . . .     1.10%           N/A             0.10%            1.20 %        0.00%           1.20%
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE /SM/  . . . .     1.05%           N/A             0.25%            1.30 %        0.15%           1.15%
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth . . . . . .     0.97%           N/A             0.10%            1.07 %        0.00%           1.07%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Value. . . . . . . . .     0.95%           N/A             0.09%            1.04 %        0.00%           1.04%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth . . . . . . . .     1.05%           N/A             0.08%            1.13 %        0.00%           1.13%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth* . . .     1.05%           N/A             0.14%            1.19 %        0.04%           1.15%
------------------------------------------------------------------------------------------------------------------------------
International Equity Index . . .     0.18%           N/A             0.28%            0.46 %        0.18%           0.28%
------------------------------------------------------------------------------------------------------------------------------
International Opportunities. . .     1.14%           N/A             0.41%            1.55 %        0.31%           1.24%
------------------------------------------------------------------------------------------------------------------------------
Overseas Equity* . . . . . . . .     1.05%           N/A             0.40%            1.45 %        0.30%           1.15%
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity. . . . .     1.50%           N/A             1.95%            3.45 %        1.85%           1.60%
------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . . . .     0.98%           N/A             0.09%            1.07 %        0.00%           1.07%
------------------------------------------------------------------------------------------------------------------------------
Health Sciences. . . . . . . . .     1.00%           N/A             0.35%            1.35 %        0.25%           1.10%
------------------------------------------------------------------------------------------------------------------------------
Financial Industries . . . . . .     0.80%           N/A             0.10%            0.90 %        0.00%           0.90%
------------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . . .     0.68%           N/A             0.08%            0.76 %        0.00%           0.76%
------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . . . .     0.60%           N/A             0.08%            0.68 %        0.00%           0.68%
------------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . . . .     0.14%           N/A             0.11%            0.25 %        0.01%           0.24%
------------------------------------------------------------------------------------------------------------------------------

                                                                                  TOTAL FUND                     TOTAL FUND
                                                DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                   INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                   MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                              FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . . .     0.61%           N/A             0.08%         .69    %         0.00%           0.69%
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond. . . . . . . .     1.10%           N/A             0.10%            1.20 %        0.00%           1.20%
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . . .     0.80%           N/A             0.16%            0.96 %        0.06%           0.90%
------------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . . . .     0.85%           N/A             0.16%            1.01 %        0.06%           0.95%
------------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . . . .     0.25%           N/A             0.07%            0.32 %        0.00%           0.32%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund . .     0.61%           N/A             0.24%            0.85 %        0.00%           0.85%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund    0.75%          0.25%            0.39%            1.39 %        0.00%           1.39%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 - SERVICE CLASS:
------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Overseas . . .     0.73%          0.10%            0.17%            1.00 %        0.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 II - SERVICE CLASS:
------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Contrafund/(R)/    0.58%          0.10%            0.10%            0.78 %        0.00%           0.78%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE
     SHARES CLASS:
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth . .     0.65%          0.25%            0.05%            0.95 %        0.00%           0.95%
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology. .     0.65%          0.25%            0.07%            0.97 %        0.00%           0.97%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST
   INITIAL CLASS SHARES (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Investors Growth Stock.     0.75%           N/A             0.13%            0.88 %        0.00%           0.88%
------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Research. . . . . . . .     0.75%           N/A             0.12%            0.87 %        0.00%           0.87%
------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE/SM/ funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. Percentages shown for the Small Cap Emerging Growth fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2003, was in effect for all of 2002. The percentages shown for the Mid Cap Value and Total Return Bond funds are estimates because the funds were not in operation prior to the date of this prospectus. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and the operating expenses and average daily net assets of the fund's predecessor during 2002."CORE/SM/" is a service mark of Goldman, Sachs & Co./ /


    * Earnings Growth was formerly "Multi Cap Growth," Small Cap Emerging Growth was formerly "Small Cap Equity," and Overseas Equity was formerly "Global Balanced."

(2) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.87% for MFS Investors Growth Stock and 0.86% for MFS Research.

EXAMPLES

  THE FOLLOWING TWO EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A REVOLUTION EXTRA II CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

  THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN "ALL RIDER" CONTRACT WITH THE FOLLOWING OPTIONAL BENEFIT RIDERS: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER, EARNINGS ENHANCEMENT DEATH BENEFIT RIDER, ACCUMULATED VALUE ENHANCEMENT RIDER AND GUARANTEED RETIREMENT INCOME BENEFIT RIDER RIDER. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM ANNUAL CONTACT FEE AND THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Revolution Extra II - maximum fund-level total operating expenses

-----------------------------------------------------------------------------------------------------------

                                                                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------
(1) IF YOU SURRENDER YOUR ALL RIDER CONTRACT AT THE END OF THE
APPLICABLE TIME PERIOD:                                           $1174     $2440     $3492     $5879

-----------------------------------------------------------------------------------------------------------
(2) IF YOU ANNUITIZE YOUR ALL RIDER CONTRACT AT THE END OF THE
APPLICABLE TIME PERIOD:                                           $ 454     $1719     $2950     $5879

-----------------------------------------------------------------------------------------------------------
(3) IF YOU DO NOT SURRENDER YOUR ALL RIDER CONTRACT:              $ 454     $1719     $2950     $5879


-----------------------------------------------------------------------------------------------------------

THE NEXT EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A "NO RIDER" CONTRACT WITH NO OPTIONAL BENEFIT RIDERS FOR THE TIME PERIODS INDICATED. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE AVERAGE ANNUAL CONTRACT FEE WE EXPECT TO RECEIVE FOR THE CONTRACTS AND THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

  ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Revolution Extra II - minimum fund-level total operating expenses

--------------------------------------------------------------------------------------------------------

                                                                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------
(1) IF YOU SURRENDER YOUR NO RIDER CONTRACT AT THE END OF THE
APPLICABLE TIME PERIOD:                                           $ 908     $1302     $1521     $2169

--------------------------------------------------------------------------------------------------------
(2) IF YOU ANNUITIZE YOUR NO RIDER CONTRACT AT THE END OF THE
APPLICABLE TIME PERIOD:                                           $ 188     $ 582     $1001     $2169

--------------------------------------------------------------------------------------------------------
(3) IF YOU DO NOT SURRENDER YOUR NO RIDER CONTRACT:               $ 188     $ 582     $1001     $2169


--------------------------------------------------------------------------------------------------------

                                BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                  STARTING ON PAGE
  --------                                                                  ----------------
What is the contract? .............................................................  10

Who owns the contract? ............................................................  10

Is the owner also the annuitant? ..................................................  10

How can I invest money in a contract? .............................................  10

How will the value of my investment in the contract change over time? .............  12

What annuity benefits does the contract provide? ..................................  13

To what extent can John Hancock vary the terms and conditions of the contracts? ...  13

What are the tax consequences of owning a contract? ...............................  14

How can I change my contract's investment allocations? ............................  14

What fees and charges will be deducted from my contract? ..........................  17

How can I withdraw money from my contract? ........................................  19

What happens if the owner or the annuitant dies before my contract's date of maturity? .........................................................................  20

What other benefits can I purchase under a contract? ..............................  23

Can I return my contract? .........................................................  24

WHAT IS THE CONTRACT?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

     In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $10,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 33 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Allocation of premium payments

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age
84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.

     Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

     The total of all new premium payments and transfers that you may allocate to any one investment option in any one contract year may not exceed $1,000,000. We may also restrict your right to allocate premiums to the guaranteed interest account after the 10th contract year.

     While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

                                            YOU MAY NOT MAKE ANY PREMIUM
                                            PAYMENTS AFTER THE ANNUITANT
         IF YOUR CONTRACT IS USED TO FUND            REACHES AGE
       --------------------------------------------------------------------
             a "tax qualified plan"*                   70 1/2**
       --------------------------------------------------------------------
            a non-tax qualified plan                   85
       --------------------------------------------------------------------

       * as that term is used in "Tax Information," beginning on page 32. ** except for a Roth IRA, which has no age limit.

Ways to make premium payments

     Premium payments made by check or money order should be:

.. drawn on a U.S. bank,

.. drawn in U.S. dollars, and

.. made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to:



                 ---------------------------------------------
                  JOHN HANCOCK ANNUITY SUBSEQUENT PAYMENTS, X-4
                  ---------------------------------------------

                                  MAIL DELIVERY
                                  -------------
                               1 John Hancock Way
                                   Suite 1501
                              Boston, MA 02117-1501

                               OVERNIGHT DELIVERY
                               ------------------
                                 529 Main Street
                              Charleston, MA 02129
                  ---------------------------------------------

    We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

Premium payments by wire

    If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

    If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

.. issue a contract;

.. accept premium payments; or

.. allow other transactions.

    After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

At any time before the date of maturity, the total value of your contract equals

.. the total amount you invested,

.. plus the amount(s) credited to your contact under the "Extra Credit feature" described below,

.. minus all charges we deduct,

.. minus all withdrawals you have made,

.. plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option,

.. plus the interest we credit to any of your contract's value while it is in a fixed investment option.

Extra Credit feature

    Each time you make a premium payment, we will credit an extra amount to the total value of your contract in addition to the amount of the premium payment. If your premium payment is greater than $10,000 and less than $2.5 million, we currently credit an extra amount equal to 3.5% of the premium payment. If your premium payment is $2.5 million or more, we currently credit an extra amount equal to 5.0% of the premium payment. These extra amounts are referred to as extra credits. Each extra credit will be credited to your contract at the same time the premium payment is credited and will be allocated among the variable investment options and the guaranteed interest account in the same way that the premium payment is allocated (see "Allocation of premium payments" on page 14). However, each extra credit will be treated for all purposes as "earnings" under your contract, not as a premium payment. In the future, we may change the way in which we determine extra credits for contracts issued after the date of the change.

    We anticipate that a portion of the withdrawal charge, and any profits derived from other contract fees and charges, will be used to help recover our cost of providing the Extra Credit feature. (For a description of these fees and charges, see the response to the question "What fees and charges will be deducted from my contract?") Under certain circumstances (such as a withdrawal of money that is in excess of the Free Withdrawal amounts, while a withdrawal charge is in effect) the cost associated with the Extra Credit feature may exceed the Extra Credit amount and any related earnings. You should consider this possibility before purchasing the contract.

Variable Investment Options

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. The Fee Tables in this prospectus shows a range of fund expenses that you may pay. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We show these charges in the Fee Tables, and describe them under "What fees and charges will be deducted from my contract?" beginning on page 17.

Fixed Investment Option

      Guaranteed interest account

     Each premium payment you allocate to the guaranteed interest account will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that allocation into the guaranteed interest account option. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a premium is older than 10 years. In certain states, a 3% guaranteed minimum interest rate is available for all years. For purposes of crediting interest, transfers from a variable investment option will be treated as premium payment. We credit interest until the earlier of the date of maturity of your contract, or the date you transfer, "surrender" or otherwise withdraw money from this option.

     From time to time, we may credit interest to amounts allocated to the guaranteed interest account at different rates based on the size of a premium payment, the time it is allocated to the guaranteed interest account, or other factors.

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 28, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, rates, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

..   partial withdrawal (including systematic withdrawals),

..   full withdrawal ("surrender"),

..   payment of any death benefit proceeds, and

..   periodic payments under one of our annuity payment options.

     In addition, if you elect the accumulated value enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

     How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as

..   the type of the distribution,

..   when the distribution is made,

..   the nature of any tax qualified retirement plan for which the contract is being used, if any, and

..   the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or fixed investment option (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or the fixed investment option that you are not then using or have not previously used counts as one "use" of an investment option.

Transferring your assets

     Up to 12 times during each year of your contract, you may transfer (subject to the restrictions described below), free of any charge,

..   all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or the fixed investment option, or

..   all or part of the assets held in the GUARANTEED INTEREST ACCOUNT to any other available variable investment option.

Currently, we impose no charge for transfers of more than 12 per contract year. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 12 free transfers or to prohibit any such transfers altogether. Transfers under our strategic rebalancing, dollar-cost averaging or interest sweep programs do not count toward the 12 you are allowed each year.

      General restrictions on transfers

     You may NOT make any transfers:

..   into any one variable investment option or the fixed investment option, without our prior approval, if transfers and additional premium payment allocations to that option would exceed $1,000,000 in a contract year,

..   that would cause you to exceed the above-mentioned maximum of 18 investment options, or

..   during the annuity period if that would result in more than four investment options being used at once.

We also reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

      Special restrictions on transfers to and from the guaranteed interest account

     Transfers to and from the guaranteed interest account are subject to additional restrictions. You may NOT make any transfers TO this investment option:

..   within 6 months of a transfer from this investment option,

..   after the 10th contract year, unless we approve otherwise, or

..   at any time during the annuity period.

     You also may NOT make any transfers FROM this investment option:

..   more than once during the first contract year,

..   after the first contract year, until the later of (1) 180 days after the last transfer from this option or (2) the beginning of a new contract year, or

..   of more than 20% of the value in this investment option or $500, whichever is greater, in any one contract year.

If you participate in our interest sweep program, however, some of these restrictions will not apply to your periodic transfers of interest earnings to pre-selected variable investment options. (See "Interest Sweep Program" on page
20).

      Special restrictions on transfers to and from variable investment options

     You may NOT make any transfers to and from the same variable investment option on consecutive business days.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

     WE MAY ALSO MODIFY YOUR RIGHT TO MAKE TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS IF WE DETERMINE, IN OUR OPINION, THAT EXERCISING THAT RIGHT BY ONE OR MORE CONTRACT OWNERS IS, OR WOULD BE, TO THE DISADVANTAGE OF OTHER OWNERS. ANY MODIFICATION COULD BE APPLIED TO TRANSFERS TO OR FROM SOME OR ALL OF THE VARIABLE INVESTMENT OPTIONS AND COULD INCLUDE, BUT NOT BE LIMITED TO: (A) EXTENDING THE MINIMUM TIME PERIOD BETWEEN EACH TRANSFER; (B) NOT ACCEPTING TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY OR ON BEHALF OF MORE THAN ONE OWNER, OR (C) LIMITING THE DOLLAR AMOUNT THAT MAY BE TRANSFERRED AMONG VARIABLE INVESTMENT OPTIONS BY AN OWNER AT ANY ONE TIME. THESE RESTRICTIONS MAY BE APPLIED IN ANY MANNER WE DESIGN TO PREVENT ANY USE OF THE TRANSFER RIGHT THAT WE CONSIDER TO BE TO THE DISADVANTAGE OF OTHER OWNERS.

      Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2. Your request should include:

..   your name,

..   daytime telephone number,

..   contract number,

..   the names of the investment options to and from which assets are being transferred, and

..   the amount of each transfer.

     The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office. If we receive your request after our business day ends (usually 4:00 p.m. Eastern time), however, it will become effective on our next business day.

      Telephone transfers

     Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted. YOUR ABILITY TO ACCESS OR TRANSACT BUSINESS BY TELEPHONE OR FAX MAY BE LIMITED DUE TO CIRCUMSTANCES BEYOND OUR CONTROL, SUCH AS SYSTEMS OUTAGES OR ILLEGIBLE TRANSMISSIONS.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

      Dollar-cost averaging program

     Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

..   You may elect the program only if the total value of your contract equals
    $15,000 or more.

..   The amount of each transfer must equal at least $250.

..   You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

..   You may discontinue the program at any time.

..   The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

..   Automatic transfers to or from the guaranteed interest account option are not permitted under this program.

..   We reserve the right to suspend or terminate the program at any time.

    Strategic rebalancing

   This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from the guaranteed interest account option are not permitted under this program.

   This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

   Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

   We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

    Interest sweep program

   This program automatically transfers the interest credited on your guaranteed interest account value to pre-selected variable investment options on a periodic basis. (You may, however, change your variable investment allocation instructions under this program at any time in writing or, if you have authorized telephone transfers, by telephone.)

   If you have a total account value of $25,000 or more, this program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for the interest sweep (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date. In lieu of transfers, you may elect to make withdrawals under this program. (See "Systematic withdrawal plans - Interest sweep program" on page 20.)

   Once elected, the interest sweep program will continue until the earliest of:

     . the date we receive your written notice to cancel the program,

     . the date we receive notice of the death of the owner or annuitant, or

     . the start of the annuity period.

   If you make a partial withdrawal or otherwise transfer earnings from your guaranteed interest account outside of the interest sweep program, we will stop making interest sweeps until you have again accumulated interest in the guaranteed interest account. We reserve the right to modify, terminate or suspend the interest sweep program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Annual contract fee

   Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables if your contract has a total value on the contract anniversary of less than $50,000. We deduct the annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each investment option you are then using, including the guaranteed interest account. We will not deduct any portion of the annual contract fee from the guaranteed interest account, however, if the deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the applicable guaranteed minimum rate. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to up to $50.

Asset-based charge

   We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our fixed investment option.

   In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Premium taxes

   We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

   In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

   If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables.

    Free withdrawal amounts

   If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

    How we determine and deduct the charge

   If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess the withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period.

   Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

   We deduct the withdrawal charge proportionally from each investment option, including the guaranteed interest account, being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the guaranteed interest account, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the guaranteed interest account. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

   You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

    When withdrawal charges don't apply

   We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans (amounts above the minimum distribution requirement are subject to any applicable withdrawal charge, however);

 . on certain withdrawals if all the following conditions apply to a "covered person":

      (1) the covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

      (2) such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

      (3) the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

 . depending on your state, when a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in your contract.

 The "covered persons" are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASE A CONTRACT WHEN EITHER OF THE COVERED PERSONS (1) IS OLDER THAN 79 YEARS OR (2) IN MOST STATES, WAS CONFINED TO A NURSING HOME WITHIN THE PAST TWO YEARS.

Other charges

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed interest account, based on your value in each.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

   Prior to your contract's date of maturity, if the annuitant is living, you may:

 . surrender your contract for a cash payment of its "surrender value," or

 . make a partial withdrawal of the surrender value.

   The surrender value of a contract is the total value of a contract, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

   Certain surrenders and partial withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 32. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

   We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

   Without our prior approval, you may not make a partial withdrawal:

.. for an amount less than $100, or

.. if the remaining total value of your contract would be less than $1,000.

   We reserve the right to terminate your contract if the value of your contract becomes zero.

   You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Systematic withdrawal plans

   If the total value of your contract is $25,000 or more, you may elect our optional systematic withdrawal plan. This plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge shown in the Fee Tables that would apply to an otherwise comparable non-systematic withdrawal. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser for the impact of a systematic withdrawal plan before you elect to participate.

   The following conditions apply to systematic withdrawal plans:

.. The amount of each systematic withdrawal must equal at least $100.

.. If the amount of a withdrawal would drop below $100 or if the total value of your contract becomes less than $5,000, we will suspend the plan and notify you.

.. You may cancel the plan at any time, by written notice to us.

We reserve the right to modify the terms or conditions of our systematic withdrawal plans at any time without prior notice.

     Interest sweep program

   If the total value of your contract is $25,000 or more, you may elect to use our interest sweep program as a systematic withdrawal plan to make withdrawals of the interest credited on your guaranteed interest account. If you do, the withdrawals under this program may be included as income and subject to a 10% federal tax penalty. However, if the accumulated interest in your guaranteed interest account (due to other withdrawals, transfers, or reductions to pay for contract charges) is less than $15, or if the total value of your contract becomes less than $5,000, we will suspend your ability to make systematic withdrawals under this program and notify you.

   You should consult your tax adviser before using the interest sweep program in this manner. (See "Transferring your assets - Interest sweep program" on page 17 for more details on this program.)

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

   We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

.. If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

.. If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

.. If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

.. If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.


   If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

   We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

.. proof of death before the contract's date of maturity, and

.. any required instructions as to method of settlement.

   We will generally pay the death benefit in a single sum to the beneficiary you chose, unless:

.. the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 31); or

.. an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 30.

   We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders on the next page. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

.. the total value of your contract on the date we receive notice of death in proper order, or

.. the total amount of premium payments made plus any extra credits, adjusted for any partial withdrawals plus extra credits. (Partial withdrawals reduce the "total amount of premiums made" and extra credit in direct proportion to the percentage of contract value that was reduced.)

Optional death benefit riders

   You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

.. only if the rider is available in your state;

.. only when you apply for the contract; and

.. only if each owner and each annuitant is under age 80 at the time you apply for the contract (age 75 for the Earnings Enhancement Death Benefit rider).

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

   As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

.. the contract's date of maturity, or

.. upon your surrendering the contract, or

.. a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner" on page 31).

   In addition, you may terminate the Highest Anniversary Value Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2. If you purchase an Earnings Enhancement Death Benefit rider, however, you CANNOT request us to terminate the rider and its charges.

   The optional death benefit riders that we currently offer with the contract are:

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT rider - under this rider, we will pay the greater of:

     (1)  the standard death benefit or

     (2) the highest total value of your contract as of any anniversary of your contract during the measuring period described in the rider, plus any premium payments you have made since that anniversary, but adjusted for any partial withdrawals you have taken since that anniversary (partial withdrawals reduce this component of the death benefit in direct proportion to the percentage of contract value that was reduced).

EARNINGS ENHANCEMENT DEATH BENEFIT rider (not available for contracts issued to tax-qualified plans) - under this rider, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the rider. In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" rider because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this rider, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount available for purchase varies.  In general:

     . if all of the owners and the annuitant are under age 70 on the date your rider is issued, the earnings enhancement amount is 40% of the difference between the contract's death benefit and your "net premiums" (up to a maximum benefit amount of 80% of your "adjusted net premiums"),

     . if any of the owners or the annuitant is between age 70 and 75 on the date your rider is issued (the maximum age we currently permit), the earnings enhancement amount is 25% of the difference between the contract's death benefit and your "net premiums" (up to a maximum benefit amount of 50% of your "adjusted net premiums"), and

     . if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

   "Net premiums" for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any withdrawal charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted premiums" means net premiums minus any premiums you paid in the 12 month period prior to the death of the measuring life.

   See Appendix B for more information on how we calculate optional death benefits.

    Terms and Conditions

   The following is a general summary of some of the terms used in most states for these riders. For a more complete description of the terms and conditions of any optional death benefit rider, however, you should refer directly to the rider. We will provide you with a copy on request.

  The "measuring period" for the Highest Anniversary Value Death Benefit rider includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81.


  The "measuring life" for the Highest Anniversary Value Death Benefit rider is:

 . the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the maturity date,

 . the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the maturity date,

 . the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the maturity date,

 . the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

 If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining these riders' "measuring life."

We calculate the "measuring period" and the "measuring life" differently for the
 Earnings Enhancement Death Benefit rider, as described in the rider. We will provide you with a copy on request.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 32 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

 WHAT OTHER BENEFITS CAN I PURCHASE UNDER A CONTRACT?

  In addition to the optional death benefit riders, we currently make available two other optional benefit riders. You may elect any of these riders:

.. only if the rider is available in your state;

.. only when you apply for the contract; and

.. only if you are under age 75 at the time you apply for a contract.

  We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state. We may modify, increase, or decrease the riders we make available in the future.

  These optional benefits are provided under riders that contain many terms and conditions not set forth below. Therefore, you should refer directly to each rider for more complete information. We will provide you with a copy on request.

ACCUMULATED VALUE ENHANCEMENT rider - under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

.. is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

.. is receiving certain qualified services described in the rider.

  The amount of the contribution (called the "Monthly Benefit") is shown in the contract, and increases by 5% each year after the 7th contract year up to the benefit limit shown in the contract. The rider must be in effect for 7 years before any increase will occur. You may terminate the rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2.

  Under our current administrative rules, the Monthly Benefit (without regard to the 5% inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page 11 for a general description of other premium limits under the contract).

  The monthly charge for the Accumulated Value Enhancement rider is shown in the Fee Tables. The rider (and the related charges) will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment.

  If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

  You should carefully review the tax considerations for optional benefit riders on page 32 before selecting this optional benefit rider. In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

GUARANTEED RETIREMENT INCOME BENEFIT rider - under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

.. The date of maturity must be within the 30 day period following a contract anniversary.

.. If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

.. If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

  If you elect this rider you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until the time you start to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) as if the rider had not been added to it. After you've held your contract for 10 years, you may terminate the rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2.

  We provide the guaranteed income benefit under this rider only in the form of fixed annuity payments under "Option A: life annuity with payments for guaranteed period." The rider specifies this guaranteed period, ranging from 5 to 10 years, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. You will have no discretion to vary this form of payment if you choose the guaranteed income benefit under this rider. We provide more information on this form of annuity payment option on page 30.

  We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract , but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to the guaranteed interest account or Money Market investment option (currently 4%) and (b) contact value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

  The monthly charge for the Guaranteed Retirement Income Benefit rider is shown in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies.

CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

.. John Hancock at the address shown on page 2, or

.. the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, minus the extra credit deduction (as defined below), and increased by any charges for premium taxes deducted by us to that date. The "extra credit deduction" is equal to the lesser of (1) the portion of the total value of your contract that is attributable to any extra credits and (2) the amount of all extra credits. Thus, you receive any gain and we bear any loss on extra credits if you return your contract within the time period specified above. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 24.

  CONTENTS OF THIS SECTION                                               Starting on Page
  Description of John Hancock.................................................    26

  Who should purchase a contract?.............................................    26

  How we support the variable investment options..............................    27

  How we support the fixed investment option..................................    27

  The accumulation period.....................................................    27

  The annuity period..........................................................    28

  Variable investment option valuation procedures.............................    30

  Distributions following death of owner......................................    31

  Miscellaneous provisions....................................................    31

  Tax information.............................................................    32

  Performance information.....................................................    38

  Reports.....................................................................    39

  Voting privileges...........................................................    39

  Certain changes.............................................................    39

  Distribution of contracts...................................................    40

  Experts.....................................................................    41

  Registration statement......................................................    41

  Appendix A - Examples of Withdrawal Charge Calculations.....................    42

  Appendix B - Examples of Optional Death Benefit Rider Calculations..........    44

DESCRIPTION OF JOHN HANCOCK

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2002, our assets were approximately $88 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

WHO SHOULD PURCHASE A CONTRACT?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

  . traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

  .  non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
     Section 408A of the Code;

  .  SIMPLE IRA plans adopted under Section 408(p) of the Code;

  . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

  . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

     We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 33.

     When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

HOW WE SUPPORT THE FIXED INVESTMENT OPTION

     All of John Hancock's general assets (discussed above) support its obligations under the fixed investment option (as well as all of its other obligations and liabilities). We invest the assets of the fixed investment option (i.e., the guaranteed interest account) in our general account. You have no interest in or preferential claim on any of the assets held in our general account.

     The investments we purchase with amounts you allocate to the fixed investment option belong to us; any favorable investment performance on the assets allocated to the account belongs to us. Instead, you earn interest at the applicable fixed rate of return.

     The investments we purchase with amounts you allocated to the fixed investment option belong to us and we bear all the investment risk on that money as long as it is in those options. You will earn interest at the applicable fixed rate of return even if we experience an investment loss on the assets allocated to these options; any favorable investment performance on these assets, however, belongs to us.

THE ACCUMULATION PERIOD

Your value in our variable investment options

     Each premium payment, extra credit or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

       Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                 -------------------------------------------------
                 dollar amount of transaction
                                      DIVIDED BY
                 value of one accumulation unit for the applicable variable investment option at the time of such transaction
                 -------------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                 -------------------------------------------------
                 number of accumulation units in the variable
                 investment options
                                        TIMES
                 value of one accumulation unit for the applicable variable investment option at that time
                 -------------------------------------------------

Your value in our fixed investment option

   On any date, the total value of your contract in the guaranteed interest account equals:

 . the amount of premium payments, extra credits or transferred amounts allocated to that account, PLUS

 . the amount of any interest we credit to that account, MINUS

 . the amount of any withdrawals or transfers paid out of that account, MINUS

 . the amount of any charges and fees deducted from that account.

 THE ANNUITY PERIOD

   Annuity payments are usually made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are usually made to the younger of them.

Date of maturity

   Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

   Unless we otherwise permit, the date of maturity must be:

 . at least 6 months after the date the first premium payment is applied to your contract, and

 . no later than the maximum age specified in your contract (normally age
   95).

   Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 33.)

Choosing fixed or variable annuity payments

   During the annuity period, the total value of your contract must be allocated to no more than four investment options. We offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

   Unless you tell us otherwise and we approve, we will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

   We will also deduct any premium tax charge from each investment option.

   Once annuity payments commence, you may not make transfers from a fixed basis annuity to variable investment options, or from variable investment options to a fixed basis annuity.

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Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on the next page).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

.. you have not made an election prior to the annuitant's death;

.. the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

.. the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

.. we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

.. if that actual net investment return exceeds the "assumed investment rate"
  (explained below), the current monthly payment will be larger than the previous one.

.. if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   Assumed investment rate

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

.. the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

.. the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

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

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually, for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will provide payments monthly, quarterly, semiannually, or annually to the payee as long as he or she lives. We guarantee no minimum number of payments.

  OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

.. Option A:  "life annuity with 5 years guaranteed" and

.. Option B:  "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

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

DISTRIBUTIONS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract in the following box:

IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
BEGUN:
.. if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:
  (1)
  we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and
  (2)
  your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

.. if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:
  (1) paid out in full within five years of your death or
  (2)
  applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
.. the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable. IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN: .any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice before receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

.. the rights of any assignees of record and

.. certain other conditions referenced in the contract.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

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

TAX INFORMATION

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

  If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with the rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a Contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

  At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

   Undistributed gains

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders, withdrawals and death benefits

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

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

  When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

  All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

  Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

   Penalty for premature withdrawals

  The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Puerto Rico annuity contracts not purchased to fund a tax qualified plan

  Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

  We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

  The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

   Tax-free rollovers

  For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

.. a traditional IRA to another traditional IRA,

.. a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

.. any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

.. any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

.. a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

.. a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

  In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

   Traditional IRAs

  Annual contribution limit. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

.. 100% of compensation includable in your gross income, or

.. the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  Catch-Up Contributions. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

  Spousal IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

  Deductibility of contributions. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

  The amount of your deduction is based on the following factors:

.. whether you or your spouse is an active participant in an employer sponsored retirement plan,

.. your federal income tax filing status, and

.. your "Modified Adjusted Gross Income."

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

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  Distributions. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Roth IRAs

  Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  Catch-Up Contributions. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

  Spousal IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

  Distributions. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

.. after you reach age 59 1/2,

.. on your death or disability, or

.. to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

  Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA, unless

.. you have adjusted gross income over $100,000, or

.. you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

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

   SIMPLE IRA plans

  In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

  Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

  Distributions. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

   Simplified Employee Pension plans (SEPs)

  SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

  Distributions. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

   Section 403(b) plans

  Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

  Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

  Catch-Up Contributions. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

  Distributions. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

.. on the employee's separation from service, death, or disability,

.. with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

.. transfers and exchanges to other products that qualify under Section 403(b).

  Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   Pension and profit sharing plans qualified under Section 401(a)

  In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

   "Top-heavy" plans

  Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   Section 457 deferred compensation plans

  Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

.. a state,

.. a political subdivision of a state,

.. an agency or instrumentality or a state or political subdivision of a state, or

.. a tax-exempt organization.

  As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

  The deferred compensation plan must satisfy several conditions, including the following:

.. the plan must not permit distributions prior to your separation from service
  (except in the case of an unforeseen emergency), and

.. all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

  Annual contribution limit. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

  Catch-Up Contributions. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

  Distributions. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   Elective Deferral Limits

  A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

   Elective Catch-up Limits

  A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

     Withholding on rollover distributions

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   Puerto Rico annuity contracts purchased to fund a tax-qualified plan

  The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

   Total return at the Account level is the percentage change between:

.. the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

.. the value at the end of such period.

  At the Account level, total return reflects adjustments for:

.. the mortality and expense risk charges,

.. the annual contract fee, and

.. any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

  At meetings of the Series Funds' shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

Changes to the Account

  We reserve the right, subject to applicable law, including any required shareholder approval,

.. to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

.. to add or delete variable investment options,

.. to change the underlying investment vehicles,

.. to operate the Account in any form permitted by law, and

.. to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

  We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a fixed investment option. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

  The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

.. the size of the initial premium payment,

.. the size of the group or class,

.. the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

.. the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

.. the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

.. the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

  We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

  You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

  From time to time, Signator, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other financial services firms-sponsored events or activities.

EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of John Hancock Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of John Hancock Variable Annuity Account H at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement on Form N-4 that we filed with the SEC relating to interests in the variable investment options. That registration statement contains condensed financial information for contracts other than Revolution Extra II contracts. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, that registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                            page of SAI

     DISTRIBUTION. . . . . . . . . . . . . . . . . . . . .        2
     CALCULATION OF PERFORMANCE  DATA. . . . . . . . . . .        2
     OTHER PERFORMANCE INFORMATION. . . . . . . . . . . .        14
     CALCULATION OF ANNUITY PAYMENTS. . . . . . . . . . .        15
     ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.       17
     PURCHASES AND REDEMPTIONS OF FUND SHARES. . . . . . .       18
     THE ACCOUNT. . . . . . . . . . . . . . . . . . . . .        18
     DELAY OF CERTAIN PAYMENTS . . . . . . . . . . . . . .       18
     LIABILITY FOR TELEPHONE TRANSFERS. . . . . . . . . .        19
     VOTING PRIVILEGES. . . . . . . . . . . . . . . . . .        19
     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . .       20

             APPENDIX A - EXAMPLES OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

.. On January 1, 2004, you make a $5,000 initial premium payment and we issue you a contract.

.. On January 1, 2005, you make a $1,000 premium payment.

.. On January 1, 2006, you make a $1,000 premium payment.

.. On January 1, 2007, the total value of your contract is $7,745 because of the extra credits and favorable investment earnings.

  Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2007. In this case, the charge would be $489.57, and we would withdraw a total of $7,489.57 from your contract:

  $ 7,000.00   -- withdrawal request payable to you
  +   489.57   -- withdrawal charge payable to us
  -----------
  $7,489.57    -- total amount withdrawn from your contract


 HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

     (1) We FIRST distribute to you the $745 profit you have in your contract ($7,745 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision. This includes $245 of extra credits.

     (2) Next we repay to you the $5,000 premium you paid in 2004. We assess a withdrawal charge on it, and because you made that premium payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $350 from your contract to cover the withdrawal charge on your 2004 premium payment. We pay the remainder of $4,650 to you as a part of your withdrawal request.

  $5,000
   x .07
  -------
  $  350  -- withdrawal charge on 2004 premium payment (payable to us)

  $5,000
  -  350
  -------
  $4,650  -- part of withdrawal request payable to you

     (3) We NEXT deem the entire amount of your 2005 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your contract to cover the withdrawal charge on your 2005 premium payment. We pay the remainder of $920 to you as a part of your withdrawal request.

  $1,000
   x .08
  -------
  $   80  -- withdrawal charge on 2005 premium payment (payable to us)

  $1,000
    - 80
  -------
  $  920  -- part of withdrawal request payable to you

     (4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $745 from profits under paragraph 1 above, $4,650 from your 2004 premium payment under paragraph 2, and $920 from your 2005 premium payment under paragraph 3. Therefore, $685 is needed to reach $7,000.

  $7,000  -- total withdrawal amount requested
   - 745  -- profit
  -4,650  -- payment deemed from initial premium payment
   - 920  -- payment deemed from 2005 premium payment
  -------
  $  685  -- additional payment to you needed to reach $7,000

  We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all premiums you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you  =   Withdrawal needed - [applicable withdrawal charge
percentage times withdrawal needed]

    $685      =   x - [.08x]
    $685      =   .92x
    $685/.92  =   x
    $744.57   =   x

    $744.57   -- deemed withdrawn from 2006 premium payment
  - $685.00   -- part of withdrawal request payable to you
  ---------
    $ 59.57   -- withdrawal charge on 2006 premium deemed withdrawn (payable to us).

       APPENDIX B - EXAMPLES OF OPTIONAL DEATH BENEFIT RIDER CALCULATIONS

  This Appendix provides sample calculations of the death benefit that would be payable under the optional highest anniversary value death benefit rider and under the optional earnings enhancement death benefit rider.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER

  We describe this optional benefit rider on page 22 in the prospectus, and show its charge in the Fee Tables.

Here is how the highest anniversary value death benefit rider works before you make a withdrawal

Assume:

.. On January 1, 2003, you make a $100,000 initial premium payment, we issue you a contract and we add an extra credit of $3,500 to the total value of your contract.

.. On January 1, 2006, your current account value is $95,000.

.. On January 1, 2006, your highest anniversary value is $120,000. (This includes the extra credit.)

     (1) We FIRST determine your "standard" death benefit. This is the higher of your premiums and the extra credit ($103,500) and your current account value ($95,000). In this case, the standard death benefit is $103,500.

     (2) Next, we determine the greater of your standard death benefit ($103,500) and your highest anniversary value ($120,000).

The highest anniversary death benefit before a withdrawal would be $120,000.

Here is how the highest anniversary value death benefit rider works after you make a withdrawal

Assume the same facts as above.  In addition, assume:

.. On January 2, 2006, you make a partial withdrawal of $10,000. This $10,000 includes all applicable surrender charges.

.. On January 2, 2006, your current account value would have been $95,000 if you had not made a withdrawal.

In this case:

     (1) We FIRST determine the proportion of your current account value that was reduced by the withdrawal: ($10,000/$95,000) or 10.52631%.

     (2) Next, we reduce your premium payments and the extra credit in the same proportion: $103,500 - ($103,500 x .1052631) = $92,605.27.

     (3) Next, we determine your revised standard benefit by comparing your current account value after the withdrawal ($85,000) to the reduced premium payments and the extra credit ($92,605.27). In this case, your revised standard death benefit is $92,605.27.

     (4) Next, we reduce your highest anniversary value in the same proportion as the reduction of current account value: $120,000 - ($120,000 x .1052631) = $107,368.42.

     (5) Next, we determine the greater of your revised standard death benefit ($92,605.27) and your revised highest anniversary value ($107,368.42).

 In this case, the highest anniversary value death benefit after the withdrawal is $107,368.42

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

  We describe this optional benefit rider on page 22 in the prospectus, and show its charge in the Fee Tables. The following are examples of the optional earnings enhancement death benefit rider. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Here is how the earnings enhancement death benefit works with a standard death benefit and no adjustments for withdrawals or additional premium payments

Assume:

.. You elect the earnings enhancement death benefit rider (but not the highest anniversary value death benefit rider) when you purchase your contract,

.. At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

.. You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

.. We determine the death benefit before the maturity date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

   Calculation of Standard Death Benefit

  We compare the total value of your contract ($180,000) to the total amount of premiums you paid ($100,000). The standard death benefit is the higher of the two, or $180,000.

   Calculation of Earnings Enhancement Amount

  Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "net premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

  Calculation of Net Premiums and Adjusted Net Premiums - To determine "net premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the net premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

  Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

  The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your net premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefor $32,000.

  The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Here is how the earnings enhancement death benefit rider works with a highest anniversary value death benefit rider and adjustments for withdrawal and additional premium

Assume:

.. You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

.. At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

.. You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

.. On the eighth anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

.. On the day after the eighth anniversary of your contract, you make a withdrawal of $80,000,

.. On the ninth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the ninth year of your contract

.. We determine the death benefit before the maturity date in the middle of the tenth year of your contract, on a day when the total value of your contract is $120,000.

   Calculation of Highest Anniversary Value Death Benefit

  In this example, the highest anniversary value death benefit is the greater of a highest anniversary value amount and the standard death benefit value on the date the death benefit is determined (the "determination date").

  Calculation of highest anniversary value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), reduced proportionately for any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

  We next calculate the standard death benefit value on the determination date to be the total value of your contract ($120,000), which is greater than the "highest anniversary value" amount ($105,000). The highest anniversary value death benefit is therefore $120,000.

   Calculation of Earnings Enhancement Amount

  Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "net premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

  Calculation of Net Premiums and Adjusted Net Premiums - To determine "net premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the net premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

  Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

  The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your net premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefor $3,750.

  The total Death Benefit in this example is the highest anniversary value death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.